UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 17, 2003




                                PEOPLESOFT, INC.
             (Exact name of registrant as specified in its charter)






                                     0-20710
                            (Commission file number)


                  Delaware                           68-0137069
              (State or other                     (I.R.S. Employer
                jurisdiction                        Identification
             of incorporation)                           Number)


                4460 Hacienda Drive, Pleasanton, CA          94588-8618
            (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (925) 225-3000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         99.1   Press release issued by PeopleSoft, Inc. dated July 17, 2003


ITEM 9. REGULATION FD DISCLOSURE

     This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

     On July 17, 2003, PeopleSoft Inc. issued a press release announcing its second quarter earnings results. A copy of the press release is attached as
     Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2003

                          PEOPLESOFT, INC.


                          By:  /s/ KEVIN T. PARKER
                             --------------------------------------
                               Kevin T. Parker
                               Executive Vice President,
                               Finance and Administration,
                               Chief Financial Officer
                               (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit                Description

99.1              Press release issued by PeopleSoft, Inc. dated July 17, 2003